UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                            AMENDMENT NO. 2
                              FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             August 7, 2009
                             --------------

                            Reshoot & Edit
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-52439                       26-1665960
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

            10685 Oak Crest Avenue, Las Vegas, Nevada  89144
         ----------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (702) 610-6523
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

   On August 7, 2009 (the "Dismissal Date"), the Board of Directors of Reshoot & Edit (the "Registrant") voted to dismiss Moore & Associates, Chartered, terminating its relationship as the Registrant's independent registered public accounting firm.

   On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

   The reports of Moore & Associates, Chartered on the audited financial statements of the Registrant for the fiscal years ended August 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated September 30, 2008 on the Registrant's financial statements for the fiscal years ended August 31, 2008 and August 31, 2007.

   During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

   The Registrant requested that Moore and Associates, Chartered furnish it with an amended letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the above statements. Moore and Associates, Chartered informed the Registrant that they will not be providing a letter in connection with this Current Report.

   As Moore and Associates, Chartered is no longer registered with the PCAOB, the Registrant may no longer include Moore and Associates, Chartered's audit reports or consents in filings with the Commission made on or after August 27, 2009. If Moore and Associates, Chartered audited a year that we are required to include in our filings with the Commission, we will be required to have our new independent accountant re-audit that year.


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(b)  New Independent Accountants

   As reported in the Company's Current Report filed with the Commission on August 10, 2009, the Company hired Seale and Beers, CPAs as its independent accountant, effective August 7, 2009. Seale and Beers, CPAs did not receive any of the Company's financial records nor they did they perform any work for the Company. The Company did not consult with Seale and Beers, CPAs on any financial transactions nor the application of any accounting principles. The board of directors approved the dismissal of Seale and Beers, CPAs on September 22, 2009. Since they performed no work for the Company, there were no disagreements (as defined in Item 304 of Regulation S-K) with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

   The Registrant has requested that Seale and Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this amended Form 8-K/A.

   On September 22, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged De Joya Griffith & Company, LLC, Certified Public Accountants and Consultants, 2580 Anthem Village Dr., Henderson, Nevada 89052, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).




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ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from Seale and Beers, CPAs, dated
            October 6, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K/A



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Reshoot & Edit
                                        -----------------------------
                                                 Registrant


                                    /s/ Dana Washington
                                  ----------------------------------------
                                  By:   Dana Washington
                                  Its:  Chief Executive Officer
                                        Chief Financial Officer
Dated: October 6, 2009
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